Exhibit 10.9

AKCEA THERAPEUTICS, INC.

CONSULTING AGREEMENT

Amendment

To Extend Consulting Period

Name of Consultant:	Paula Soteropoulos (hereinafter “Consultant”)
Date of Consulting Agreement: (“Agreement”)	September 18, 2019 (“Effective Date”)
Date of Amendment:	October 30, 2019 (“Amendment Date”)
Nature of Amendment	Extend duration of Consulting Period
Duration of Consulting Services (the “Consulting Period”):	1. Initial: Effective Date through October 31, 2019
2. As amended by this instrument: Effective Date through November 4, 2019

In accordance with Section 9(e) of the Agreement, including Exhibit A thereto, which Agreement (and Exhibit A) is incorporated herein by reference and made a part hereof, this instrument amends the Consulting Period by extending the termination date of such period from October 31, 2019 to and including November 4, 2019. Except as amended by the preceding sentence, the terms and conditions of the Agreement remain in full force and effect.

	Consultant	Akcea Therapeutics, Inc.

By (Signature):	/s/ Paula Soteropoulos	/s/ Damien McDevitt
Date:
Printed Name:	Paula Soteropoulos	Damien McDevitt
Address:	N/A	22 Boston Wharf Road, 9th Floor
Boston, MA 02210
Telephone:	N/A

Social Security or Employer Tax ID Number to be provided separately via W-9 form or foreign equivalent.